                                                                    EXHIBIT 23.6

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in the Registration Statement on Form S-1 of our report dated September 23, 1997 on our audits of the financial statements of Triangle Retirement Services, Inc. d/b/a Northridge Retirement Center. We also consent to the reference to our firm under the caption "Experts."


/s/ Hodge, Steward & Company, P.A.
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3120 Highwoods Blvd., Suite 207
Raleigh, North Carolina

January 6, 1998